1



                           NORTHWESTERN TEAM MEMBER

                        STOCK PURCHASE PLAN MAY 1999
                         TABLE OF CONTENTS


Page

Section 1 Establishment of the Plan & Purpose       .   .   .  . 3

Section 2 Definitions  .   .   .   .   .   .   .    .   .   .  . 3

Section 3 Administration    .   .   .   .   .   .   .   .   .  . 5

Section 4 Eligibility  and Participation  .   .   .   .   .   .  6

Section 5 Participant Contributions      .   .   .   .   .    .  7

Section 6 Purchase Price      .   .   .   .   .   .   .   .  .   8

Section 7 Purchase & Sale of Common Stock     .   .   .   .  .   9

Section 8 Number of Shares Purchased  .   .   .   .   .   .  .  12

Section 9 Withdrawal     .   .   .   .   .   .   .   .   .   .  13

Section 10     Beneficiaries  .    .   .   .   .   .    .     . 15

Section 11     Rights as Shareholders  .   .   .   .   .      . 16

Section 12     Conditions Subsequent to Effective Date   .    . 17

Section 13     Limitations on Common Stock .   .   .    .     . 17

Section 14     Amendment & Termination  .   .   .   .   .   .   19

Section 15     Statements & Withholding  .   .   .   .   .  .   20

Section 16     Right to Terminate Employment .   .   .   .  .   20

Section 17     Notices    .   .   .   .   .   .   .   .   .  .  20

Section 18     Indemnification of Committee and the
               Administrator .  .   .   .   .   .   .   .   .   21

Section 19     Applicable Law    .   .   .   .   .   .   .  .   21

Section 20     Gender    .   .   .   .   .   .   .   .   .  .   22
Exhibit 1 Affiliates  .   .   .   .   .   .   .   .   .   .  .  23

Section 1.  Establishment of the Plan and Purpose
---------------------------------------------------

      NorthWestern hereby establishes the NorthWestern Team Member Stock Purchase Plan (the `Plan') to provide Eligible Team Members who are employed by NorthWestern or its Affiliates on a regular full-time basis the opportunity to purchase Common Stock of NorthWestern so that they may obtain and increase an equity interest in and share in the success of NorthWestern and its Affiliates. The Plan is intended to promote the best interests of NorthWestern and its Affiliates and to enhance their long-term performance. The Plan is intended to qualify under Section 423 of the Code.

Section 2.  Definitions
-----------------------
 Wherever used herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:
       (a)`Administrator' means the person or persons
           (who may be Eligible Team Members) selected by the Committee to operate the Plan, perform day-to-day administration of the
           Plan, and maintain records of the Plan.
       (b)`Affiliate' or `Affiliates' means an
           affiliated entity of NorthWestern, shown on the attached Exhibit 1 to the Plan, as may be amended from time to time by action of the Committee.
       (c)`Board' means the Board of Directors of NorthWestern.
       (d)`Code' means the Internal Revenue Code of 1986, as amended.
       (e)`Common Stock' means shares of the common stock of NorthWestern, $1.75 par value.
       (f)`Committee' means the Nominating and Compensation
           Committee appointed by the Board and composed of not less than three members of the Board. The Committee is comprised solely of `nonemployee directors' within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and `outside directors' within the meaning of
           Section 162(m) of the Code.
       (g)`Compensation' means a Participant's base salary or wages as of July 1st of each year, before any deductions for 401(k) contributions.
       (h)`Eligible Team Member' means each person employed by NorthWestern or an Affiliate on a regular full-time basis for at least thirty (30) days. A person shall be considered employed on a regular full-time basis if he is customarily employed at least
           20 hours per week.
       (i)`Enrollment Form' means the form used by an Eligible Team Member to elect to participate or to change the level of participation in the Plan.
       (j)`Fair Market Value of Common Stock as of the applicable Investment Date' for shares purchased on the open market shall mean the price paid for such shares, and for shares purchased from NorthWestern shall mean the average of the closing price for Common
           Stock as reported on the New York Stock
           Exchange for the 10 business days ending on the third business day preceding the date with respect to which such Common Stock is being valued, for which trades in Common
           Stock were reported on the New York Stock
           Exchange. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as the closing price for that day.
           Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common
           Stock acquired pursuant to the Plan shall be inconsistent with Section 423 of the Code or regulations thereunder.
       (k)`Investment Date' means the business day or days of each month in which purchases are made under the Plan. One or more Investment
           Dates per month will be established
           from time to time by the Administrator.
       (l)`NorthWestern' means NorthWestern
           Corporation, a Delaware corporation.
       (m)`Participant' means an Eligible Team Member who has elected to participate in the Plan through a making a lump-sum contribution or authorizing payroll deductions pursuant to the provisions of the Plan.
       (n)`Plan' means the NorthWestern Team Member
           Stock Purchase Plan as set forth herein.

Section 3.  Administration
---------------------------
       (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, proscribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the Common Stock acquired hereunder and make all other determinations necessary or advisable for administration of the Plan. The determination of the Committee on all matters regarding the Plan shall be conclusive. No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a director of NorthWestern so that members of the Committee shall be entitled to indemnification pursuant to NorthWestern's Certificate of Incorporation and By-Laws. The Committee may delegate all or any of its functions to the Administrator.
       (b) All costs and expenses incurred in
           administering the Plan shall be paid by
           NorthWestern. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.
       (c) The proceeds received by NorthWestern from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

Section 4.  Eligibility and Participation
-------------------------------------------------------
       (a) Each Eligible Team Member, on June 1, 1999, may
           participate in the Plan during the remainder
           of calendar year 1999.  Thereafter, each
           Eligible Team Member on the first day of
           each subsequent month, may participate in
           the Plan for the remainder of the applicable
           calendar year.
       (b) An Eligible Team Member may become a
           Participant in the Plan on June 1, 1999, and
           on the first day of any subsequent month, by
           filing an Enrollment Form with the
           Administrator at least 10 days prior to such
           date. Participation shall occur pursuant to
           either of the two following methods:  (1)
           receipt by the Administrator of a completed
           Enrollment Form approving payroll deductions or (2) receipt by the Administrator of a completed Enrollment Form accompanying a lump-sum contribution.

Section 5.  Participant Contributions
-------------------------------------
       (a) In order to purchase Common Stock under the Plan by payroll deductions, an Eligible Team
           Member must complete an Enrollment Form
           indicating the amount NorthWestern is to withhold each pay period from the Eligible
           Team Member's paychecks during the
           applicable calendar year and directing
           NorthWestern to use such amounts to purchase shares of Common Stock. Deductions may be authorized in even multiples of $5.00 from a minimum of $10.00 per month to a maximum that does not exceed either the annual aggregate amount for contributions allowed under Section 423 of the Code
           (currently $25,000) or the maximum amount set forth in the next paragraph.
       (b) In no event may the aggregate amount of such payroll deductions and lump-sum contributions made to the Plan by any Participant in any calendar year exceed the lesser of ten percent (10%) of Compensation in such calendar year or $3,000.
       (c) After an Enrollment Form has been received by the Administrator and the authority for the payroll deductions has been noted on NorthWestern's payroll records, NorthWestern or the Affiliate will withhold from a Participant's paychecks the amount authorized by the Participant. The withholding will be made each pay period from the paycheck for such period. The amounts withheld from all Participants' paychecks during each month, and any lump-sum contributions made to the Plan, will be pooled and used to buy shares of Common
           Stock for the accounts of all Participants under the Plan who have authorized payroll deductions or have made a lumpsum contribution on the Investment Date immediately following the date on which such payments are made, or deemed made, to the Plan.
       (d) The amount of a Participant's payroll deductions can be revised, changed or terminated by the Participant at any time by written notice to the Administrator and completion of a new Enrollment Form.
           Commencement, revision or termination of payroll deductions will become effective as soon as practicable after a Participant's new Enrollment Form is received by the Administrator.
       (e) An Eligible Team Member may also purchase
           Common Stock under the Plan by making a lump-sum payment to the Plan and completing an Enrollment Form, not more frequently than once each month during a calendar year in which he is an Eligible Team Member.
       (f) An Enrollment Form is effective until the
           earlier to occur of (1) the date the
           Participant elects to cease participation in the Plan, (2) the date an individual ceases to be an Eligible Team Member, or (3) the date of the termination of the Plan.

Section 6.  Purchase Price
---------------------------
     The price of the shares of Common Stock purchased with a Participant's payroll deductions and/or lump-sum contributions will be a percentage as determined, in good faith by the Committee, that is at least 85% of the Fair Market Value per share of Common Stock on each applicable Investment Date. The current purchase price shall be 85% of the Fair Market Value per share of Common Stock on each applicable Investment Date, subject to adjustment from time to time by the Committee in its sole discretion.

Section 7.  Purchase and Sale of Common Stock
----------------------------------------------
       (a) Common Stock shall be acquired by
           NorthWestern, as agent for the Participants,
           either through open market purchases by an
           independent administrator selected by the
           Committee or through the issuance of newly
           authorized and unissued shares of Common
           Stock or Common Stock held in the treasury
           of NorthWestern.
           Participants shall incur no brokerage
           commissions or service charges for the
           purchase of Common Stock under
           the Plan.   If the Plan acquires shares of
           Common Stock by open market purchase,
           NorthWestern shall pay for the amount of the discount between the amount paid for the Common Stock on the open market and the amount paid by the Participant.
       (b) A certificate representing the shares of Common Stock purchased pursuant to the Plan by a Participant shall be issued in the name of the Participant (or his beneficiary or legal representative in the event of death), and shall be delivered to the Participant
           (or to his beneficiary or legal
           representative in the event of death) upon the first to occur of (1) the receipt of a written request executed by the Participant and delivered to the Administrator, (2) the date of his death, retirement on or after age 62, or disability and (3) the date of his withdrawal from the Plan pursuant to
           Section 9 of the Plan. Notwithstanding the preceding sentence, before a certificate representing Common Stock purchased pursuant to the Plan within the two year period provided in subsection (c) of this Section 7 shall be delivered to a Participant prior to retirement on or after age 62, death or disability, a number of shares of Common
           Stock with a current Fair Market Value equal to the applicable discount used to determine the purchase price will be deducted from the number of shares represented by such certificate.(c) During the period following the date of purchase of Common Stock pursuant to the Plan, and prior to the occurrence of any of the delivery events provided in subsection (b) the certificate representing such shares of Common
           Stock shall be held by NorthWestern as custodian, and during such period shall bear a legend disclosing the restrictions of this subsection. (c) If a Participant terminates employment with NorthWestern and all Affiliates (except as set forth in the next following sentence), withdraws shares of Common Stock from the Plan pursuant to
           Section 9, or directs the sale or other transfer of Common Stock pursuant to subsection (d) of this Section 7, within two years following the date of purchase of such Common Stock, a number of shares of Common Stock with a current Fair Market Value equal to the applicable discount used to determine the purchase price of such shares of Common
          Stock will be deducted from the number of shares represented by the certificate to be issued to Participant.
          No relinquishment of shares is required in the event of the Participant's death, retirement (on or after age 62), disability (as determined by the Committee), or upon the dissolution or liquidation of NorthWestern, or upon a merger or consolidation of NorthWestern in which NorthWestern is not the surviving corporation.
      (d) A Participant may at any time sell all or a specified number of shares of Common Stock held in his account under the Plan that are not subject to the restrictions set forth in subsection (c) of this Section. To sell shares, a Participant may (i) request a certificate pursuant to Section 7(b) for the specified number of shares and sell such shares through his own broker or (ii) request the Administrator to sell the shares on his behalf; provided, however, that the Administrator reserves the right to refuse a Participant's request to sell 200 or more shares through the Plan at any time. To sell shares through the Plan, a Participant must notify the Administrator in writing of his request to sell a specified number of shares. The Administrator shall sell the specified number of shares through an independent broker engaged by the Committee for that purpose following its receipt of the Participant's written request. The proceeds from the sale, less any brokerage commissions and any transfer taxes, will be remitted to the applicable Participant as soon as reasonably practicable after his sale request is received by the Administrator and such sale is consummated. Sale requests may be accumulated and sales transactions, if necessary, will occur at least once during each calendar month. Shares sold through the Plan shall be sold (i) on the New York Stock
          Exchange at the price prevailing in the market at the time of the sale; or (ii) upon election of the Committee, to NorthWestern for the Plan. In the event that the shares are purchased by the Plan, the price for the shares shall be the price prevailing in the market for the shares on the date of sale.

Section 8.  Number of Shares Purchased
--------------------------------------
       (a) On each Investment Date, accumulated payroll deductions and lump-sum contributions from all Participants will be pooled and used to purchase shares of Common Stock for the accounts of Participants. The maximum number of whole shares shall be purchased with such deductions and contributions.
       (b) NorthWestern shall then contribute to the Plan an amount sufficient to supplement the total of (1) any payroll deductions and lump-sum contributions remaining after purchase of such maximum number of whole shares in accordance with the preceding sentence, less
           (2) the value of any fractional shares
           remaining in the suspense account described below from the prior Investment Date, so that an additional whole share of Common
           Stock can be purchased on such Investment
           Date.
       (c) Each Participant's account shall be credited with his pro rata share (computed to four decimal places) of the shares of Common
           Stock purchased on such Investment Date.
      (d) The number of shares credited to each Participant's account will depend on the amount of the Participant's payroll deductions and lump-sum contributions and the purchase price of the shares determined as provided under
           Section 7. Any fractional share remaining after the purchase of Common Stock for Participants shall be held in a suspense account for the benefit of NorthWestern and used to offset the number of shares of Common Stock needed to fill purchases for Participants on the next Investment Date.

Section 9.  Withdrawal
-----------------------
       (a) A Participant may withdraw from the Plan at any time.
           To withdraw from the Plan, a Participant
           must notify the Administrator in writing of
           his withdrawal.  In the event a Participant
           withdraws shares of Common Stock from the
           Plan within two years from the date of
           purchase of such Common Stock, the
           Participant must repay the applicable
           discount from the Fair Market Value of the
           Common Stock as of the applicable Investment
           Date on which such shares were purchased as
           provided in subsection (c) of Section 7.
       (b) In the event of (i) the termination of the
           Plan or (ii) the withdrawal of shares of
           Common Stock from the Plan more than two
           years from the date of purchase, or
           following the repayment of the applicable
           discount by a Participant withdrawing as
           provided above, within a reasonable time
           following the withdrawal or the termination
           of the Plan, certificates for whole shares
           of Common Stock credited to the account of
           the withdrawing Participant, or all
           Participants in the case of a termination of
           the Plan, will be delivered by NorthWestern
           and a cash payment will be made for the sale
           price (less brokerage commission and transfer
           taxes, if any) of any fractional share
           interest and any additional payroll
           deductions or lump-sum contributions
           credited to the account of the withdrawing
           Participant, or all Participants in the case
           of a termination of the Plan.   NorthWestern
           may establish such equitable arrangements for the sale of fractional share interests as it shall deem appropriate.
       (c) As an alternative to receiving certificates for whole shares, a Participant may request
           NorthWestern to sell all of the shares held in his account under the Plan as provided in
           Section 7(d).  Shares sold through the Plan
           shall be sold (i) on the New York Stock
           Exchange at the price prevailing in the
           market at the time of the sale; or (ii) upon election of the Committee, to the Committee as agent for the Plan. In the event that the shares are purchased by the Plan, the price for the shares shall be the price prevailing in the market for the shares on the date of sale.
       (d) The proceeds from the sale, less any brokerage commissions and any transfer taxes, will be remitted to the applicable Participant as soon as reasonably practicable after his withdrawal request is received. Sale requests may be accumulated and sales transactions, if necessary, will occur at least once during each calendar month.
       (e) If a request to withdraw is received by the
           Administrator at least five business days
           prior to any Investment Date, the amount of the Participant's payroll deductions and/or lump-sum contributions which would otherwise have been invested on such Investment Date will be repaid to him as soon as practicable. If a request to withdraw is received by the Administrator within five business days prior to any Investment Date, the amount of the payroll deductions and lump-sum contributions scheduled to be invested on such Investment Date will be so invested. In either event, no subsequent payroll deductions will be made from the paychecks of the Participant, and no lump sum contributions will be accepted from the Participant, unless he completes a new
           Enrollment Form providing for such
           deductions or contributions.
       (f) Each July, shares of Common Stock purchased for a Participant under the Plan which have met the two-year holding requirements of subsection (a) of this Section will automatically be transferred to an account maintained for such Participant under the NorthWestern Corporation Dividend
           Reinvestment and Direct Stock Purchase Plan
           (DRIP) and will be subject to all of the terms and provisions thereof.
           Notwithstanding the preceding sentence,
           however, a Participant, by written notice delivered to the Plan Administrator at least
           10 days prior to the first business day in July, may elect to have a certificate issued for such shares. A Participant who does not have an account in the DRIP, as of any investment date, will have a certificate issued to him for such shares which then meet this 2 year holding period.

Section 10.  Beneficiaries
-----------------------------
       (a) In the event of the death of a Participant prior to receipt of all payments and distributions to be made to him under the Plan, payments and distributions shall be made to his beneficiary last designated by written instrument delivered to the Administrator.
       (b) If the Participant has not designated a beneficiary or if the designated beneficiary is not living at such time, then such payments and distributions shall be made to the Participant's spouse, or if none, to his lawful descendants, per stirpes (by representation), or if none, to the legally appointed representative of his estate.

Section 11.  Rights as Shareholders
------------------------------------
       (a) Except to the extent limited by the
           repayment requirement set forth in
           subsections 7(b) and (c), a Participant
           shall have all rights as a shareholder with respect to shares of Common Stock held for his account under the Plan.
       (b) Each Participant will have the authority to direct NorthWestern in the manner of voting the number of shares held in his account.
           The shares of Common Stock in the suspense account created pursuant to Section 8 shall be voted by NorthWestern in its sole discretion.
       (c) A Participant shall have the right, by written notice delivered to the
           Administrator within 15 days prior to the payment of any cash dividend on shares of Common Stock purchased for him pursuant to the Plan, whether or not a certificate for such shares has been delivered to the Participant, to elect to receive such cash dividends, or to use such cash dividends to purchase additional shares of Common Stock for his account pursuant to the Plan on the next succeeding Investment Date, provided that the shares will be purchased at Fair
           Market Value as of such Investment Date
           without a discount. Shares of Common Stock purchased with dividends shall not be considered for purposes of the limitation set forth in paragraph (b) of Section 5. If such notice is not delivered to the Administrator on a timely basis, then such dividends shall be reinvested in additional shares.
       (d) Any shares distributed by NorthWestern as a stock dividend on shares of Common Stock credited to a Participant's account under the Plan, or upon any split of such shares, will be credited to his account. In a rights offering, NorthWestern will sell the rights to which a Participant is entitled by virtue of the shares of Common Stock allocated to his account under the Plan and the proceeds will be credited to his account and applied to the purchase of shares on the next Investment Date.
       (e) The aggregate number of shares of Common
           Stock held by NorthWestern under the Plan on behalf of Participants may be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by NorthWestern.
           Adjustments under this section shall be made according to the sole discretion of the Committee, and its decision shall be binding and conclusive.

Section 12.  Conditions Subsequent to Effective Date
---------------------------------------------------
     The Plan is subject to the approval of the Plan by the holders of a majority of the outstanding shares of Common Stock of NorthWestern within 12 months before or after the date of adoption of the Plan by the Board.
The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

Section 13.  Limitations on Common Stock
-----------------------------------------
  Notwithstanding any other provisions of the Plan:
       (a) NorthWestern intends that Common Stock acquired under the Plan shall be treated for all purposes as issued under an employee stock purchase plan within the meaning of
           Section 423 of the Code and regulations
           issued thereunder. Any provisions required to be included in the Plan under said
           Section and regulations issued thereunder are hereby included as fully as though set forth in the Plan at length.
       (b) All Eligible Team Members shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased on any Investment Date, pursuant to Section 7, shall bear a uniform relationship to the Compensation of Eligible
           Team Members. All rules and determinations of the Committee and the Administrator in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances, and the annual rate of Compensation of an Eligible
           Team Member shall be determined by the
           Committee in a nondiscriminatory manner.
       (c) No interest shall be paid with respect to any amounts deducted from the Compensation of a Participant, or lump sum contributions made, pursuant to the Plan.
       (d) The obligations of NorthWestern to sell and deliver
           Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities
           Act of 1933 if deemed necessary or
           appropriate by NorthWestern. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.
       (e) The rights or interests of a Participant in the Plan, or in any Common Stock or moneys to which he may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent or distribution, such act shall be treated as an automatic withdrawal under Section 9.

Section 14.  Amendment and Termination
---------------------------------------
       (a) NorthWestern reserves the right to suspend, modify or terminate the Plan at any time.
       (b) Any such suspension, modification or termination shall not affect a Participant's right to shares of Common Stock already purchased for him (except that NorthWestern may take any action necessary to comply with applicable law).
       (c) Upon the termination of the Plan,
           NorthWestern shall return to Participants any accumulated payroll deductions and lump-sum contributions that have not been used to purchase Common Stock as soon as practicable. Any Common Stock held in the suspense account created pursuant to Section
           8 shall be distributed to NorthWestern.

Section 15.  Statements and Witholding
---------------------------------------
       (a) Each Participant will receive a statement of his Account for each month in which a purchase of Common Stock for his account takes place.
       (b) Participants will also receive
           communications sent to other stockholders, including the Annual Report of NorthWestern, and its Notice of Annual Meeting and Proxy
           Statement.
       (c) Participants will receive information necessary for reporting income, if any, realized by them under the Plan to the Internal Revenue Service.
       (d) All taxes subject to withholding payable with respect to the amount of each Participant's payroll deductions under the
           Plan will be deducted from the Participant's
           Compensation and will not reduce the amounts to be paid to NorthWestern.

Section 16.    Right To Terminate Employment
---------------------------------------------
     Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible
Team Member the right to continue in the employment of NorthWestern or any Affiliate or affect any right which NorthWestern or any Affiliate may have to terminate the employment of such Eligible Team Member.

Section 17.  Notices
---------------------
     Every Enrollment Form, direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Administrator (1) on the date it is personally delivered to the Administrator at the principal executive offices of NorthWestern, or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Administrator at such offices; and shall be deemed delivered to a Participant (1) on the date it is personally delivered to him, or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown for him on the records of NorthWestern or of any Subsidiary.

Section 18.  Indemnification of the Committee and the Administrator
-------------------------------------------------------------------
  In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Committee and the Administrator shall be indemnified by NorthWestern against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by NorthWestern) or paid by them in satisfaction of a judgment in such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or Administrator is liable for gross negligence or misconduct in the performance of his duties;
provided that within 60 days after institution of such action, suit or proceeding a Committee member or Administrator shall in writing offer NorthWestern the opportunity, at its own expense, to handle and defend the same.

Section 19.  Applicable Law
---------------------------
All questions pertaining to the validity, construction and administration of the Plan and Common Stock acquired hereunder shall be determined in conformity with the laws of South Dakota, to the extent not inconsistent with Section 423 of the Code and regulations thereunder.

Section 20.  Gender
--------------------
     Except when otherwise required by the context,
any masculine terminology in this document shall
include the feminine, and any singular terminology
shall include the plural.
     IN WITNESS WHEREOF, NorthWestern has caused the
Plan to be executed on its behalf by its duly
authorized officer on May 5, 1999, effective as of
that date.
                              NORTHWESTERN
CORPORATION
                              By: /s/ M.D. Lewis
                              -----------------------
                              Its: Chairman & Chief Executive
Officer
Attest:

/s/ A.D. Dietrich
------------------------
Corporate Secretary

                            Exhibit 1

                           Affiliates


Blue Dot Services Inc.
CornerStone Propane
Partners, LLP
Expanets, Inc.
NorCom Advanced Technologies, Inc.
NorthWestern Energy Corporation
NorthWestern Growth Corporation
NorthWestern Services Corporation


/TEXT>